Exhibit 32

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the “Company”) certifies to the best of his knowledge that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2010 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as for the dates and for the periods referred to in the Form 10-Q.

By:	/s/ Craig W. Best
Craig W. Best
President and CEO
(Principal Executive Officer)
November 8, 2010

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the “Company”) certifies to the best of his knowledge that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2010 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as for the dates and for the periods referred to in the Form 10-Q.

By:	/s/ Patrick Scanlon
Patrick Scanlon
Senior Vice President, Finance Division Head
(Principal Financial Officer)
November 8, 2010